Exhibit 10.10

NO PERSON SHALL HAVE ANY RIGHT TO RELY UPON THE PROVISIONS OF THIS GUARANTY AGREEMENT WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF THE LENDERS AND, IN CERTAIN INSTANCES, THE GUARANTOR COMMITTEE (AS SUCH TERMS ARE DEFINED BELOW) AND UNLESS SUCH WRITTEN CONSENT IS PROVIDED BY THE LENDERS AND, WHERE REQUIRED, THE GUARANTOR COMMITTEE, NO OTHER PERSON SHALL BE CONSIDERED A LENDER HEREUNDER AS MORE FULLY SET FORTH IN SECTION 15 BELOW.

AMENDED AND RESTATED GUARANTY AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AGREEMENT (“Guaranty”) made and entered into as of the 31st day of January, 1993 with an effective date of July 15, 1993, by EACH OF THE PARTIES SET FORTH ON EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE, each a corporation organized and existing under the laws of the State shown opposite its name (each, a “Guarantor” and, collectively, the “Guarantors”) in favor of TRUST COMPANY BANK, a Georgia banking corporation (“TCB”), Teachers Insurance and Annuity Association of America (the “Purchaser”), so long as it shall hold any of the Notes referred to below, all other Registered Noteholders (as this and other capitalized terms used herein without definition are defined in Section 1 below) and the other Lenders (as defined herein);

WHEREAS, Southeastern Container, Inc., a North Carolina corporation (“Southeastern”), has entered into a Loan Agreement, dated as of August 30, 1990, with TCB (the “Initial Loan Agreement”), providing for certain loans from TCB to Southeastern;

WHEREAS, Southeastern has also entered into a Note Purchase Agreement, dated as of August 30, 1990, with Purchaser (the “Note Agreement”) pursuant to which Southeastern issued and sold to Purchaser $25,000,000 in aggregate principal amount of Southeastern’s 10.15% Senior Secured Notes due August 1, 2000 (together with all Notes issued in substitution or exchange therefor in accordance with the terms of the Note Agreement, the “Notes”), the entire principal amount of which remains outstanding on the date hereof;

WHEREAS, as a condition to TCB’s agreement to enter into the Initial Loan Agreement, Southeastern’s obligations pursuant to the Initial Loan Agreement were guaranteed in part by that certain Guaranty Agreement dated as of August 30, 1990 from the Guarantors in favor of TCB (the “Initial TCB Guaranty”) which Initial TCB Guaranty contained certain restrictions on the ability of Southeastern and TCB to amend and modify the Initial Loan Agreement;

WHEREAS, as a condition to Purchaser’s agreement to enter into the Note Agreement, Southeastern’s obligations pursuant to the Note Agreement were guaranteed in part by that certain Guaranty Agreement, dated as of August 30, 1990, from the

Guarantors in favor of Purchaser and the Registered Holders (the “Initial Purchaser Guaranty” and, together with the Initial TCB Guaranty, the “Initial Guaranties”), which Initial Purchaser Guaranty contained certain restrictions on the ability of Southeastern and the Registered Holders to amend and modify the Note Agreement;

WHEREAS, Southeastern anticipates that it may become necessary in the future to amend the Initial Loan Agreement or the Note Agreement or from time to time to enter into other loan agreements (together with the Initial Loan Agreement and the Note Agreement and solely to the extent that Lenders have consented to such loan agreements in writing in accordance with the terms hereof, the “Loan Agreements”) relating to extensions of credit being made in connection with a variety of transactions, including without limitation, revolving credits, committed or uncommitted lines of credit, term loans, letter of credit facilities, swap agreements, receivables purchase agreements, note purchase agreements, bond indentures and repurchase agreements;

WHEREAS, as of the date hereof, certain of the Guarantors, collectively, are the owners of 81.25% of the issued and outstanding common stock of Southeastern, certain of the Guarantors are participating patrons of Southeastern, and extensions of credit to Southeastern inure to the benefit of the Guarantors;

WHEREAS, it is anticipated that other Lenders will be willing to make extensions of credit to Southeastern pursuant to other Loan Agreements only if, among other things, the Guarantors make and deliver guaranties similar to the Initial Guaranties in favor of such Lenders on behalf of Southeastern;

WHEREAS, in order to consolidate the Initial Guaranties into one agreement and to incorporate therein similar guaranties for the benefit of additional future lenders, and to allow for the amendment and modifications of the Initial Loan Agreement, the Note Agreement or any future Loan Agreement which has been consented to by (i) the existing Lenders, and, (ii) where required, the Guarantor Committee (as defined below) all as provided in Section 15, the Guarantors desire to amend and restate the Initial Guaranties as provided herein;

WHEREAS, the Guarantors are willing to enter into this Guaranty in order to induce other Lenders to make extensions of credit to Southeastern under other Loan Agreements;

WHEREAS, as evidenced by the Acknowledgment and Consent of each of Purchaser and TCB attached hereto, Purchaser and TCB have agreed to amend and restate their respective Initial Guaranties as provided in this Guaranty;

NOW, THEREFORE, in consideration of the foregoing premises, the sum of $10.00, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby represent, warrant and agree as follows:

1.        As used herein, the following terms shall have the following meanings:

“Affiliated Group” shall mean an affiliated group of Guarantors as set forth on Exhibit A attached hereto.

“Guarantor Committee” shall mean a committee composed of four or more members (“Members”) as provided herein, each of which shall be a Guarantor, the membership of which shall be composed as follows:

(i)        two Members shall be Guarantors or members of Affiliated Groups, as the case may be, who have the two largest Individual Base Amounts, with such Member, in the case of an Affiliated Group, being selected by the members of such Affiliated Group; provided, however, in the event that due to equal Individual Base Amounts, more than two Guarantors or Affiliated Groups are eligible to become a Member, each such Guarantor shall be deemed to be a Member; and

(ii)       two Members shall be appointed and removed by the Chairman of the Board of Southeastern from time to time at his or her sole discretion;

provided, however, that any action of the Guarantor Committee must be unanimously approved by all Members.

“Guaranty Percentage” at any time shall mean, with respect to each Guarantor, or Affiliated Group, as the case may be, the percentage obtained by dividing such Guarantor’s or Affiliated Group’s, as the case may be, Individual Base Amount (exclusive of any costs of collection thereof) by the sum at such time of all of the Individual Base Amounts.

“Individual Base Amount” shall mean, with respect to each Guarantor or Affiliated Group, as the case may be, the principal amount set forth opposite the name of such Guarantor, or Affiliated Group, as the case may be, on Exhibit A attached hereto, as such Exhibit may be amended, supplemented or replaced from time to time as hereinafter provided, as such principal amount shall be reduced from time to time by any payment made hereunder by such Guarantor or Affiliated Group in respect of the principal component of Liabilities.

“Lenders” shall mean (i) TCB, so long as Southeastern shall be obligated to TCB pursuant to the Initial TCB Loan Agreement or any other loan agreement, (ii) Purchaser, so long as Purchaser shall hold any Notes, (iii) all other Registered Noteholders holding outstanding Notes, and (iv) each other lender which is party to a Loan Agreement consented to by the existing Lenders and which is entitled to rely upon this Guaranty and be considered a “Lender” hereunder, all in accordance with the provisions of Section 15 of this Guaranty.

“Liabilities” shall mean all of Southeastern’s obligations, liabilities and indebtedness to Lenders of any and every kind and nature, whether heretofore, now or hereafter owing, arising, due or payable (including obligations of performance) arising or existing under the Loan Agreements, and any notes or other loan documents executed in connection therewith (the “Loan Documents”), including all accrued interest, costs of collection against Southeastern, indemnities and other fees and expenses under any Loan Agreement (excluding, for purposes of this definition, expenses payable pursuant to Section 18 hereof).

“Person” shall mean any individual, partnership, firm, corporation, association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

“Preapproved Amendment” shall mean (i) any amendment or modification to a Preapproved Loan Agreement where following such amendment or modification, such Loan Agreement would still constitute a Preapproved Loan Agreement pursuant to the terms of this Guaranty, and (ii) any non-material amendment or modification to any Loan Agreement.

“Preapproved Loan Agreement” shall mean (i) the Initial Loan Agreement, (ii) the Note Purchase Agreement, and (iii) any other Loan Agreement where either TCB or Purchaser is the agent or sole Lender which meets each of the following conditions, in each case, as measured against the Initial Loan Agreement or the Note Purchase Agreement, respectively (in each case, the “Original Agreement”):

(x)      provides for interest rate options (including applicable margins) (the “New Interest Rate Options”) not in excess of 3% of the interest rate options provided in the Original Agreement (the “Original Interest Rate Options”); provided, however, that if such New Interest Rate Options are based upon an interest rate other than that used to calculate the Original Interest Rate Options, such comparison shall be based upon the average rate of such New Interest Rate Option and the Original Interest Rate Option over the three-month period immediately preceding the execution of such Loan Agreement;

(y)      provides for optional prepayments on terms not substantially more onerous than the Original Agreement; and

(z)       provides for covenants and events of default that are not substantially more onerous than the Original Agreement.

“Registered Noteholder” shall mean, individually, any of Purchaser (so long as Purchaser shall hold any Notes) and all other Persons who are registered holders of Notes as indicated in the Note register maintained by Southeastern pursuant to Section 10.1 of the Note Agreement; and “Registered Noteholders” shall mean, collectively, Purchaser (so long as Purchaser shall hold any notes) and all other Persons who are registered holders of Notes as indicated in the Note register maintained by Southeastern pursuant to Section 10.1 of the Note Agreement.

2.        Each of the Guarantors, or each Affiliated Group, as the case may be, unconditionally guarantees the due and punctual payment in full of all Liabilities; provided that, with respect to any claim for Liabilities made under this Guaranty,

(a)       no Guarantor’s or Affiliated Group’s obligation under this Guaranty shall exceed the sum of

(i)       such Guarantor’s or Affiliated Group’s Guaranty Percentage of the amount of such Liabilities plus

(ii)      if such Guarantor or Affiliated Group does not satisfy its obligation hereunder to pay its Guaranty Percentage of such Liabilities when due, all interest, fees and costs of collection accruing in respect of such Guaranty Percentage after the due date thereof, and

(b)       in no event shall the liability of any Guarantor or Affiliated Group under this Guaranty in respect of the principal component of such Liabilities exceed its Individual Base Amount.

Guarantors comprising an Affiliated Group shall be jointly and severally liable for the Individual Base Amount of such Affiliated Group. The obligations of each Guarantor and the joint and several obligations of each Affiliated Group shall be primary, absolute, independent, irrevocable and unconditional. No payment by any Guarantor under this Guaranty to any Lender shall constitute a defense to any other Guarantor’s obligations hereunder to such Lender except to the extent that such Lender has been indefeasibly paid in full.

3.        Guaranty Absolute.           Each Guarantor, subject to the limitations set forth in Section 2, guarantees that the Liabilities will be paid strictly in accordance with the terms of the applicable Loan Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender or Southeastern with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(i)         any lack of validity or enforceability of any Loan Agreement or any other agreement or instrument relating thereto (whether executed by Southeastern, such Guarantor or any other party) or avoidance or subordination of all or any of the Liabilities;

(ii)       any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Liabilities, or any other amendment or waiver of or any consent to departure from any Loan Agreement or any other agreement or instrument relating thereto (whether executed by Southeastern, such Guarantor or any other party);

(iii)     any exchange, release or non-perfection of any lien on any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Liabilities;

(iv)      the absence of any attempt to collect all or any of the Liabilities from Southeastern or any other action to enforce the same or the election of any remedy by a Lender;

(v)       the waiver, consent, extension, forbearance or granting of any indulgence by a Lender with respect to any provision of any Loan Agreement or any other agreement or instrument relating thereto (whether executed by Southeastern, such Guarantor or any other party);

(vi)      the election by a Lender in any proceeding instituted under Chapter 11 of Title 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code;

(vii)    the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of a Lender for repayment of the Liabilities; or

(viii)   any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Southeastern, such Guarantor or any other guarantor (other than indefeasible payment in full of the Liabilities).

4.        Each of the Guarantors further agrees that this Guaranty will remain in full force and effect as to such Guarantor notwithstanding any change in such Guarantor’s or any other guarantor’s ownership of the stock of Southeastern.

5.        Each of the Guarantors hereby waives presentation to, demand of, payment from and protest to Southeastern or the Guarantors, whether in their capacities as guarantors of the Liabilities or otherwise, and also waive notice of protest for nonpayment. Furthermore, each Guarantor hereby waives (i) promptness, diligence, notice of acceptance and any and all other notices with respect to any of the Liabilities and this Guaranty, (ii) any requirement that a Lender protect, secure, perfect or insure any security interest in or other lien on any property subject thereto or exhaust any right or take any action against Southeastern or any other Person or any collateral, (iii) filing of claims with a court in the event of receivership or bankruptcy of Southeastern, (iv) protest or notice with respect to nonpayment of any or all of the Liabilities, (v) the benefit of any statutes of limitation, and (vi) all demands whatsoever (and any requirement that the same be made on Southeastern as a condition precedent to such Guarantor’s obligations hereunder); and covenants that this Guaranty will not be discharged, except by indefeasible payment in full of the Liabilities.

If, in the exercise of any of its rights and remedies, a Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against Southeastern or any other person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by such Lender and waives any claim based upon such action, even if such action by such Lender shall result in a full or partial loss of any rights of subrogation, contribution or reimbursement which such Guarantor might otherwise have had but for such action by such Lender. In the event a Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or under any Loan Agreement, such Lender may bid all or less than the amount of the Liabilities existing under the applicable Loan Agreement and the amount of such bid need not be paid by such Lender but shall be credited against such Liabilities. The amount of the successful bid at any such sale, whether such Lender or any other person is the successful bidder, shall be conclusively deemed to be the fair market value.

Each Guarantor consents and agrees that a Lender shall be under no obligation to marshall any assets in favor of such Guarantor or any Affiliated Group of which it is a member against or in payment of any or all of the Liabilities.

6.        The Guarantors further agree that this Guaranty constitutes a guaranty of payment and not of collection and they waive any right to require that any resort be had by any Lender to (i) any security held by any Lender for payment of all or any part of the Liabilities, (ii) any other monetary obligations to any Lender of any of Southeastern, any Additional Guarantor (as defined in Section 10) or the Guarantors, in their capacities as guarantors of the Liabilities or otherwise, or (iii) any Lender’s rights against any other guarantor of the Liabilities.

7.        The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than payment) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the provisions of this Guaranty, the Loan Agreements, or any ancillary documents executed in connection therewith or the Liabilities. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of any Lender to assert any claim or demand or to enforce any remedy hereunder or under any Loan Agreement or any of the other Loan Documents, by any default, failure or delay, willful or otherwise, in the performance of the terms and conditions of any Loan Agreement or any of the other Loan Documents, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantors, or which would otherwise operate as a discharge of the Guarantors, or any of them, as a matter of law (other than payment).

8.        The Guarantors further agree that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, on the Liabilities is required by law or by a court having competent jurisdiction to be rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of any of Southeastern or the Guarantors, or otherwise.

9.        (a) Upon payment by any of the Guarantors of any sum to Lenders hereunder, all rights of such Guarantors against any of Southeastern, any Additional Guarantor or the other Guarantors arising as a result thereof by way of right of subrogation, contribution or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all Liabilities.

           (b) Upon the occurrence of any payment default under any Loan Agreement that is not cured, or, with the consent of all Guarantors, waived within one hundred twenty (120) days of the occurrence of such default (the “Default Period”), the applicable Lender shall accelerate the Liabilities thereunder in accordance with the remedies provided for in such Loan Agreement. In the event such Lender fails to accelerate such Liabilities within the Default Period, the Guarantors shall have no liability for any interest accruing on such Liabilities for the period extending from the expiration of the Default Period until the date of acceleration of such Liabilities, if any. In the event such Lender accelerates such Liabilities within the Default Period, the Guarantors, subject to the provisions of Section 2 hereof, shall continue to be liable for all interest which has and does accrue on such Liabilities as provided in such Loan Agreement. In addition, upon the occurrence of a default under any Loan Agreement and acceleration (other than an acceleration due to a bankruptcy event) of the Liabilities thereunder in accordance with the remedies provided for in such Loan Agreement (an “Acceleration Event”), either within or outside of the Default Period, such affected Lender agrees to make written demand upon all Guarantors for payment of such Liabilities within ten (10) business days of such Acceleration Event. Subject to the provisions of Section 8 hereof, upon payment by a Guarantor of its Individual Base Amount and any and all interest, fees and costs of collection accruing with respect thereto as provided in Section 2 hereof, such Guarantor shall be fully discharged from its obligations hereunder.

10.      (a) The Guarantors acknowledge and agree that, with or without notice to the Guarantors, the Lenders shall have the right, in their sole discretion, to accept (i) the guaranties of guarantors of the Liabilities other than those listed on Exhibit A hereto (each, an “Additional Guarantor”) or (ii) an increase in the existing Individual Base Amount of a Guarantor or an Affiliated Group listed on Exhibit A hereto (each, an “Increasing Guarantor” or an “Increasing Affiliated Group,” as the case may be), upon written application in accordance with the following provisions of this paragraph. The addition of an Additional Guarantor or the increase of the Individual Base Amount of a Guarantor or Affiliated Group listed on Exhibit A hereto shall be evidenced by the execution and delivery by such Additional Guarantor or Guarantor of an instrument in the form of Exhibit C hereto. Upon such execution and delivery, any such Additional Guarantor shall become a Guarantor hereunder with the same force and effect as if originally named a Guarantor herein, and upon execution and delivery of such instrument by a Guarantor or Affiliated Group of Guarantors to evidence an increase in the Individual Base Amount of such Guarantor or Affiliated Group of Guarantors, such increase shall be effective and shall be deemed to be an automatic amendment of Exhibit A hereto.

           (b) The Guarantors further acknowledge and agree that, without notice to and the prior written consent of the Guarantors, the Lenders shall have the right to release, in whole or in part, a Guarantor (each, a “Released Guarantor”) from its obligations under this Guaranty and that release of such Released Guarantor shall in no way release the other Guarantors from any of their obligations hereunder; provided, however, the Lenders shall have no right to release any Guarantor hereunder without the unanimous consent of the Board of Directors of Southeastern.

11.      (a) Each Guarantor will maintain its corporate existence and will not liquidate, wind-up or dissolve. No Guarantor will merge or consolidate with any other person, or sell or transfer all or a substantial portion of its assets, unless the continuing or surviving corporation or purchaser of such assets agrees in writing to fully assume such Guarantor’s obligations under this Guaranty.

(b)       Notwithstanding the provisions of subsection (a) above, a Guarantor that is a member of an Affiliated Group, as reflected on Exhibit A (a “Permitted Transferor”), may sell or transfer, or cause the sale or transfer of, all or a substantial portion of the assets or stock of one or more of the members of its Affiliated Group, as reflected on Exhibit A, to any Person (a “Permitted Transferee”) (such a transaction being referred to as a “Permitted Transfer”) and, in lieu of the assumption by the Permitted Transferee of the joint and several obligation of the member of the Affiliated Group being sold or transferred, the following adjustments shall be made:

(i)        The Individual Base Amount of the Affiliated Group of which the Permitted Transferor is a member will be reduced by a percentage amount equal to the product of (1) one hundred, multiplied by, (2) a fraction, the numerator of which shall be equal to the aggregate dollar amount of PET Bottle purchases that have been made by the member of the Affiliated Group being sold or transferred during the prior twelve (12) months, and the denominator of which shall be equal to the aggregate dollar amount of the PET Bottle purchases that have been made by all Guarantors during the prior twelve (12) months (the “Transfer Percentage”); provided, however, that in no event shall the Individual Base Amount of the Permitted Transferor’s Affiliated Group be less than 75% of its Individual Base Amount in effect on the date of execution and delivery of this Guaranty; and

(ii)       The Individual Base Amount to be assumed by the Permitted Transferee shall equal the Individual Base Amount of the Permitted Transferor’s Affiliated Group multiplied by the Transfer Percentage (which, in the case of a Permitted Transferee that is a Guarantor, shall be in addition to the Individual Base Amount of such Guarantor then in effect).

12.      Nothing contained in this Guaranty shall be deemed to modify or act as a waiver of any of the terms and provisions of any Loan Agreements, including, without limitation, Sections 5.3(A) and 5.3(C) of the Initial Loan Agreement and Sections 6.1 and 6.2 of the Note Agreement.

13.      Each Guarantor covenants and agrees with respect to itself only that until the Liabilities are fully paid, performed and discharged and this Guaranty is discharged such Guarantor will provide to each Lender the following:

(a)       Annual and Quarterly Statements. (i) Each Guarantor will provide to each Lender within one hundred twenty (120) days after the close of each fiscal year (A) a detailed financial report of such Guarantor or

Affiliated Group, as the case may be, based on Generally Accepted Accounting Principles applied on a consistent basis and containing an unqualified opinion or opinion otherwise acceptable to Lenders of independent certified public accountants of nationally recognized standing or other independent certified public accountants acceptable to Lenders, or (B) such other financial information as shall be acceptable to Lenders; and (ii) each Guarantor or Affiliated Group, as the case may be, whose Individual Base Amount is $750,000.00 or greater will provide to each Lender within sixty (60) days after the close of each fiscal quarter (A) a financial report including a balance sheet, cash flow statement and income statement, or (B) such other financial information as shall be acceptable to Lenders.

(b)       Other Reports. Each of the Guarantors agrees to promptly furnish to each Lender at any time such financial information (in the case of Guarantors whose stock is publicly traded, publicly available financial information) as any Lender may reasonably request from time to time.

14.      Each of the Guarantors further represents to each Lender that it has knowledge of Southeastern’s financial condition and affairs and represents and agrees that it will keep itself so informed while this Guaranty is in force. The Guarantors agree that no Lender shall have any obligation to investigate the financial condition or affairs of Southeastern for the benefit of the Guarantors or to advise the Guarantors of any fact respecting, or any change in, the financial condition or affairs of Southeastern which might come to the attention of such Lender, at any time, whether or not such Lender knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantors, or any of them, or might (or does) materially increase the risk of the Guarantors as guarantor or might (or would) affect the willingness of the Guarantors, or any of them, to continue as guarantors with respect to the Liabilities.

15.      (a) NO PERSON SHALL HAVE ANY RIGHT TO RELY UPON THE PROVISIONS OF THIS GUARANTY WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF THE LENDERS AND UNLESS SUCH WRITTEN CONSENT IS PROVIDED BY THE LENDERS, NO OTHER PERSON SHALL BE CONSIDERED A LENDER HEREUNDER. ANY SUCH WRITTEN CONSENT PROVIDED BY THE LENDERS SHALL BE LIMITED TO THE PRINCIPAL AMOUNT AND OTHER MATERIAL TERMS OF THE PROSPECTIVE LOAN AGREEMENT AS CERTIFIED IN WRITING TO THE LENDERS AT THE TIME SUCH CONSENT IS GIVEN, OR IN THE CASE OF THE INITIAL LOAN AGREEMENT AND THE NOTE PURCHASE AGREEMENT, AS IN EFFECT ON THE DATE OF THE EXECUTION OF THIS GUARANTY AS SPECIFIED IN THE ACKNOWLEDGMENT AND CONSENT OF PURCHASER AND TCB ATTACHED HERETO, AND THIS GUARANTY SHALL NOT BE EFFECTIVE WITH RESPECT TO ANY INCREASE IN THE AMOUNT EVIDENCED BY SUCH LOAN AGREEMENT OR LOAN AGREEMENT MODIFIED BY ANY OTHER MATERIAL AMENDMENT OR MODIFICATION

OF SUCH LOAN AGREEMENT ENTERED INTO WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF THE LENDERS.

(b)       IN ADDITION TO THE CONSENT REQUIRED BY SUBSECTION (a) ABOVE, NO PERSON SHALL HAVE ANY RIGHT TO RELY UPON THE PROVISIONS OF THIS GUARANTY WITH RESPECT TO ANY OBLIGATIONS OF SOUTHEASTERN CREATED UNDER ANY LOAN AGREEMENT OTHER THAN A PREAPPROVED LOAN AGREEMENT OR WITH RESPECT TO ANY LOAN AGREEMENT AS AMENDED OR MODIFIED BY ANY AMENDMENT OTHER THAN A PREAPPROVED AMENDMENT UNLESS SUCH PERSON SHALL HAVE OBTAINED THE EXPRESS PRIOR WRITTEN CONSENT OF THE GUARANTOR COMMITTEE TO SUCH LOAN AGREEMENT OR AMENDMENT OR MODIFICATION. EACH OF THE GUARANTORS HEREBY AGREES TO BE BOUND BY ANY SUCH WRITTEN CONSENT OF THE GUARANTOR COMMITTEE.

(c)       Each reference herein to any Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Without limiting the generality of the foregoing sentence, a Lender may assign or otherwise transfer any Liability owing to it to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise with respect to the Liabilities so transferred or assigned, subject, however, to the compliance with the provisions of the applicable Loan Agreement relating to such assignments. Each reference herein to the Guarantors shall be deemed to include their successors and assigns, all of whom shall be bound by the provisions of this Guaranty. The provisions of this Guaranty are for the benefit of and enforceable by any Lender who is a party to a Loan Agreement under which any Liabilities remain outstanding as of the date such Lender seeks to enforce this Guaranty. Each Guarantor agrees that this Guaranty is intended to secure any and all Loan Agreements executed by Southeastern which specifically reference this Guaranty, and which are approved by the Lenders and, where required, the Guarantor Committee, as provided herein.

16.      Any notice shall be conclusively deemed to have been received by a party hereto and be effective on the day on which delivered to such party at the address set forth below or such other address as such party shall specify to the other parties in writing, or if sent prepaid by certified or registered mail on the third day after the day on which mailed, addressed to such party at such address:

(a)       if to the Guarantors:

To the address set out opposite the Guarantor’s name on Exhibit B hereto.

with a copy to:

Southeastern Container, Inc
1250 Sand Hill Road
Enka, North Carolina 28728

Attention: Manager of Finance

(b)       if to TCB:

Trust Company Bank
P.O. Box 4418
Atlanta, Georgia 30302

Attention: Ms. Susan Stall

(c)       if to Purchaser:

Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017

Attention: Securities Division

(d)       if to any other Registered Noteholder, at the address of such holder as it appears on the Note register maintained by Southeastern.

(e)       if to any other Lender(s):

at such addresses as may be provided in the relevant Loan Agreement.

This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon the Guarantors in any situation or for any reason.

17.      No delay on the part of any Lender in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right; no notice to or demand on the Guarantors shall be deemed to be a waiver of the obligations of the Guarantors or of the right of any Lender to take further action without notice or demand as provided herein, nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing and signed by the Guarantors and each Lender, nor shall any such waiver be applicable except in the specific instance for which given. All rights of Lenders hereunder or otherwise arising under any documents executed in connection with or as security for the Liabilities are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of Lenders and without affecting or impairing the liability of the Guarantors.

18.      Each Guarantor, separately and not jointly, agrees to reimburse each Lender for all expenses (including reasonable attorneys’ fees) incurred by such Lender in connection with the enforcement of this Guaranty against such Guarantor.

19.      THIS GUARANTY IS, AND SHALL BE DEEMED TO BE, A CONTRACT ENTERED INTO, UNDER AND PURSUANT TO THE LAWS OF THE STATE GOVERNING THE RELEVANT LOAN AGREEMENT GUARANTEED HEREBY AND SHALL BE IN ALL RESPECTS GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF SUCH STATE; AND NO DEFENSE GIVEN OR ALLOWED BY THE LAWS OF ANY OTHER STATE SHALL BE INTERPOSED IN ANY ACTION HEREON UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF SUCH STATE.

20.      In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

21.      This Guaranty may be amended, or compliance by a Guarantor with any provision hereof may be waived, only in writing and only with the consent of all Lenders and all Guarantors.

22.      This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

23.      AS PART OF THE CONSIDERATION FOR THE FINANCIAL ACCOMMODATIONS EXTENDED TO SOUTHEASTERN BY LENDERS, THE GUARANTORS CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATES OF GEORGIA OR NEW YORK OR ANY OTHER STATE THE LAWS OF WHICH GOVERN THIS AGREEMENT IN ACCORDANCE WITH SECTION 19 HEREOF, WAIVE TRIAL BY JURY, TO THE EXTENT PERMITTED BY LAW, AND FURTHER WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND FURTHER AGREE NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

24.      Subject to the provisions of Section 8 hereof, this Guaranty shall terminate upon the indefeasible payment in full of all Liabilities and the termination of any further commitment to lend pursuant to all Loan Agreements. Upon termination, each Lender shall, upon the request of Southeastern return the original or a copy of this Guaranty to Southeastern marked “cancelled.”

25.      Each Guarantor represents and warrants to each Lender as follows:

(a)       Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its respective State of incorporation and has the right and corporate power and is duly authorized and empowered to enter into, execute, deliver and perform this Guaranty.

(b)       The execution, delivery and performance by such Guarantor of this Guaranty will not violate, be in conflict with, result in a breach of or constitute (with giving of notice or lapse of time or both) a default under any provision contained in such Guarantor’s Articles of Incorporation or Bylaws, any applicable law, the terms of any instrument, document or agreement to which such Guarantor is a party, or by which such Guarantor or any of the property of such Guarantor is bound, or result in the creation or imposition of any lien upon any of the property or assets of such Guarantor.

(c)       This Guaranty constitutes a valid and legally binding obligation of such Guarantor, enforceable in accordance with its terms, and no consent or approval or authorization of any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Guaranty by such Guarantor, or the validity and enforceability of this Guaranty as to such Guarantor.

(d)       There is no pending or threatened action or proceeding affecting such Guarantor before any court, governmental agency or arbitrator which would materially adversely affect the ability of such Guarantor to perform its obligations under this Guaranty.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed under seal as of the date first above written.

COCA-COLA ENTERPRISES INC.
By:	/s/ Illegible

Title:	Senior Vice Precident & CFO

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Assistant Secretary

COCA-COLA BOTTLING COMPANY OF MEMPHIS, TENN.
By:	/s/ Illegible

Title:	Senior Vice Precident & CFO

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Secretary

FLORIDA COCA-COLA BOTTLING COMPANY
By:	/s/ Illegible

Title:	Senior Vice Precident & CFO

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Secretary

DELAWARE COCA-COLA BOTTLING COMPANY, INC.
By:	/s/ Illegible

Title:	Senior Vice Precident & CFO

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Secretary

JOHNSTON COCA-COLA BOTTLING GROUP, INC.
By:	/s/ Illegible

Title:	Senior Vice Precident & CFO

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Secretary

COCA-COLA BOTTLING CO. CONSOLIDATED
By:	/s/ Illegible

Title:	VICE PRESIDENT AND C.F.O.

[Corporate Seal]
Attest:	/s/ Illegible

Title:	V P Purchasing

COCA-COLA BOTTLING COMPANY OF OF ROANOKE, INC.
By:	/s/ Illegible

Title:	V P Purchasing

[Corporate Seal]
Attest:	/s/ Illegible

Title:	V P Purchasing

COCA-COLA BOTTLING COMPANY OR NASHVILLE, INC.
By:	/s/ Illegible

Title:	Vice President / Treasurer

[Corporate Seal]
Attest:	/s/ Illegible

Title:	V P Purchasing

COCA-COLA BOTTLING COMPANY OF MOBILE, INC.
By:	/s/ Illegible

Title:	Vice President / Treasurer

[Corporate Seal]
Attest:	/s/ Illegible

Title:	V P Purchasing

SUNBELT COCA-COLA BOTTLING COMPANY, INC.
By:	/s/ Illegible

Title:	Vice President and C.F.O.

[Corporate Seal]

Attest:	/s/ Illegible

Title:	V P Purchasing

COCA-COLA BOTTLING COMPANY UNITED, INC.
By:	/s/ Illegible

Title:	EX. V. P.

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Secretary

RODDY COCA-COLA BOTTLING COMPANY
By:	/s/ James P. Roddy III

Title:	President & C.O.O.

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Vice President & Secretary

EASTERN CAROLINA COCA-COLA BOTTLING COMPANY, INC.
By:	/s/ Illegible

Title:	Vice President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Secretary

DURHAM COCA-COLA BOTTLING COMPANY
By:	/s/ Illegible

Title:	President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Assistant Secretary

THE COASTAL COCA-COLA BOTTLING COMPANY, INC.
By:	/s/ Illegible

Title:	Vice President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Secretary

CAMERON COCA-COLA BOTTLING CO.
By:	/s/ Illegible

Title:	Pres.

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Controller

CAROLINA COCA-COLA BOTTLING CO.
By:	/s/ Illegible

Title:	Exc. Vice Pres

[Corporate Seal]
Attest:

Title:

BIG SPRINGS, INC.
By:	/s/ Illegible

Title:	President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Sr. Executive Vice President and Secretary - Treasurer

COCA-COLA BOTTLING WORKS OF TULLAHOMA, INC.
By:	/s/ Illegible

Title:	President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	V.P. and Gen. Mgr.

SANFORD COCA-COLA BOTTLING CO.
By:	/s/ Illegible

Title:	V. P. Secretary

[Corporate Seal]
Attest:	/s/ Illegible

Title:	V P Treas.

ORANGEBURG COCA-COLA BOTTLING CO.
By:	/s/ Illegible

Title:	President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Vice President

MIDDLESBORO COCA-COLA BOTTLING WORKS, INC.
By:	/s/ Illegible

Title:	President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Vice President & Treasurer

ROCK HILL COCA-COLA BOTTLING CO.
By:	/s/ Illegible 1-26-93

Title:	President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Assistant Secretary 1/26/93

ABERDEEN COCA-COLA BOTTLING COMPANY, INCORPORATED
By:	/s/ Illegible

Title:	President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Assistant Secretary

COCA-COLA BOTTLING COMPANY OF NORTHERN NEW ENGLAND, INC.
By:	/s/ Illegible

Title:	Vice President

[Corporate Seal]
Attest:	/s/ Illegible

Title:	Vice President

EXHIBIT A

NAME		STATE OF INCORPORATION	INDIVIDUAL BASE AMOUNT

AFFILIATED GROUP:			$16,961,000

1.	COCA-COLA BOTTLING CO. CONSOLIDATED	DELAWARE

2.	COCA-COLA BOTTLING COMPANY OF ROANOKE, INC.	DELAWARE

3.	COCA-COLA BOTTLING COMPANY OF NASHVILLE, INC.	DELAWARE

4.	COCA-COLA BOTTLING COMPANY OF MOBILE, INC.	ALABAMA

5.	SUNBELT COCA-COLA BOTTLING COMPANY, INC.	DELAWARE

AFFILIATED GROUP:			$50,532,000

1.	COCA-COLA ENTERPRISES INC.	DELAWARE

2.	THE COCA-COLA BOTTLING COMPANY OF MEMPHIS, TENN.	DELAWARE

3.	FLORIDA COCA-COLA BOTTLING COMPANY	TENNESSEE

4.	DELAWARE COCA-COLA BOTTLING COMPANY, INC.	DELAWARE

5.	JOHNSTON COCA-COLA BOTTLING GROUP, INC.	DELAWARE

COCA-COLA BOTTLING COMPANY UNITED, INC.		ALABAMA	$ 3,483,000

RODDY COCA-COLA BOTTLING COMPANY		TENNESSEE	1,616,000

EASTERN CAROLINA COCA-COLA BOTTLING COMPANY, INC.		NORTH CAROLINA	664,000

BIG SPRINGS, INC.		DELAWARE	468,000

THE COASTAL COCA-COLA BOTTLING COMPANY	SOUTH CAROLINA	620,000

CAROLINA COCA-COLA BOTTLING CO.	SOUTH CAROLINA	488,000

DURHAM COCA-COLA BOTTLING COMPANY	DELAWARE	658,000

COCA-COLA BOTTLING WORKS OF TULLAHOMA, INC.	TENNESSEE	442,000

MIDDLESBORO COCA-COLA BOTTLING WORKS, INC.	KENTUCKY	75,000

ORANGEBURG COCA-COLA BOTTLING CO.	SOUTH CAROLINA	106,000

ROCK HILL COCA-COLA BOTTLING CO.	SOUTH CAROLINA	68,000

SANFORD COCA-COLA BOTTLING CO.	NORTH CAROLINA	142,000

ABERDEEN COCA-COLA BOTTLING COMPANY, INCORPORATED	NORTH CAROLINA	38,000

CAMERON COCA-COLA BOTTLING CO.	PENNSYLVANIA	608,000

COCA-COLA BOTTLING COMPANY	DELAWARE	750,000

OF NORTHERN NEW ENGLAND, INC.

	TOTAL	$77,719,000

EXHIBIT B

COCA-COLA ENTERPRISES INC.

100 Galleria Pky., Suite 800 Atlanta, GA 30339 Attention: James C. Wardlaw 404/852-7002 Fax 404/852-7012

COCA-COLA BOTTLING OF MEMPHIS

100 Galleria Pky., Suite 800 Atlanta, GA 30339 Attention: James C. Wardlaw 404/852-7002 Fax 404/852-7012

FLORIDA COCA-COLA BOTTLING CO.

100 Galleria Pky., Suite 800 Atlanta, GA 30339 Attention: James C. Wardlaw 404/852-7002 Fax 404/852-7012

DELAWARE COCA-COLA BOTTLING COMPANY, INC.

100 Galleria Pky., Suite 800 Atlanta, GA 30339 Attention: James C. Wardlaw 404/852-7002 Fax 404/852-7012

JOHNSTON COCA-COLA BOTTLING GROUP, INC.

100 Galleria Pky., Suite 800 Atlanta, GA 30339 Attention: James C. Wardlaw 404/852-7002 Fax 404/852-7012

COCA-COLA BOTTLING CO. CONSOLIDATED

P.O. Box 31487 4901 Chesapeake Drive 28216 Charlotte, N. C. 28231 Attention: Michael A. Perkis 704/551-4535 Fax 704/551-4646

COCA-COLA BOTTLING COMPANY OF ROANOKE, INC.

P.O. Box 31487 4901 Chesapeake Drive 28216 Charlotte, N. C. 28231 Attention: Michael A. Perkis 704/551-4535 Fax 704/551-4646

COCA-COLA BOTTLING COMPANY OF NASHVILLE, INC.

P.O. Box 31487 4901 Chesapeake Drive 28216 Charlotte, N. C. 28231 Attention: Michael A. Perkis 704/551-4535 Fax 704/551-4646

COCA-COLA BOTTLING COMPANY OF MOBILE, INC.

P.O. Box 31487 4901 Chesapeake Drive 28216 Charlotte, N. C. 28231 Attention: Michael A. Perkis 704/551-4535 Fax 704/551-4646

SUNBELT COCA-COLA BOTTLING COMPANY, INC.

P.O. Box 31487 4901 Chesapeake Drive 28216 Charlotte, N. C. 28231 Attention: Michael A. Perkis 704/551-4535 Fax 704/551-4646

COCA-COLA BOTTLING COMPANY UNITED, INC.

P.O. Box 2006 4600 East Lake Blvd. Birmingham, Alabama 35201 Attention: Elbert Mullis 205/841-2653 Fax 205/849-4679

RODDY COCA-COLA BOTTLING COMPANY

P.O. Box 50338 5723 Middlebrooke Pike 37921 Knoxville, Tennessee 37950 Attention: William J. Mitchell 615/558-3000 Fax 615/558-3327

EASTERN CAROLINA COCA-COLA BOTTLING CO. INC.

P.O. Box 24 Goldsboro, N. C. 27530 Attention: George W. Tennille 919/735-2653 Fax 919/736-0781

DURHAM COCA-COLA BOTTLING COMPANY

P.O. Box 2627 3214 Hillsborough Rd. Durham, N. C. 27705 Attention: M. Hager Rand 919/383-1531 Fax 919/382-8793

THE COASTAL COCA-COLA BOTTLING COMPANY, INC.

P.O. Box 1029 Marion, S. C. 29571 Attention: Cyrus T. Sloan, Jr. 803/773-3336 Fax 803/773-3040

CAMERON COCA-COLA BOTTLING CO.

P.O. Box 814 124 W. Maiden St. Washington, PA 15301 Attention: Gen Cameron Wilson 412/222-7700 Fax 412/223-0101

CAROLINA COCA-COLA BOTTLING COMPANY

P.O. Box 1150 712 E. Liberty Street Sumter, S. C. 29150 Attention: A. T. Heath, III 803/773-3336 Fax 803/773-3040

COCA-COLA BOTTLING COMPANY OF NORTHERN NEW ENGLAND, INC.

One Executive Park Drive Bedford, New Hampshire 03110 Attention: John F. Palermo 603/627-0627 Fax 603/627-1166

BIG SPRINGS, INC.

P.O. Box 2709 514 Clinton Avenue 35801 Huntsville, Alabama 35804 Attention: Jerry Thomas 205/433-9450 Fax 205/533-6151

COCA-COLA BOTTLING WORKS OF TULLAHOMA, INC.

P.O. Box 1750 1502 E. Carroll Tullahoma, Tennessee 37388 Attention: J. Steven Ennis 615/455-3466 Fax 615/455-4998

SANFORD COCA-COLA BOTTLING CO.

P.O. Box 1207 1605 Hawkins Avenue Sanford, N. C. 27330 Attention: Charles Ingram 919/774-4111 Fax 919/774-3318

ORANGEBURG COCA-COLA BOTTLING CO., INC.

P.O. Box 404 Highway 601 North Orangeburg, S. C. 29115 Attention: Jim Avinger 803/534-5492 Fax 803/534-8890

MIDDLESBORO COCA-COLA BOTTLING WORKS, INC.

P.O. Box 1468 1324 Cumberland Avenue Middlesboro, Ky 40965 Attention: Neil G. Barry 606/248-2660 Fax 606/248-2660

ROCK HILL COCA-COLA BOTTLING COMPANY

P.O. Box 2555CRS 520 Cherry road Rock Hill, S. C. 29731 Attention: W. M. Mauldin, Jr. 803/328-2406 Fax 803/328-6906

ABERDEEN COCA-COLA BOTTLING COMPANY, INCORPORATED

P.O. Box 518 203 West South Street Aberdeen, N. C. 28315 Attention: Alan Moon 919/944-2305 No Fax

EXHIBIT C

SUPPLEMENT
TO
GUARANTY AGREEMENT

THIS SUPPLEMENT TO GUARANTY AGREEMENT (this “Supplement to Guaranty Agreement”), dated as of ____________ , 19 _____, made by ____________, a ____________ corporation (the “Additional Guarantor”), in favor of TRUST COMPANY BANK, a Georgia banking corporation (“TCB”), TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (the “Purchaser”), so long as it shall hold any of the Notes referred to below, all other Registered Noteholders (as this and other capitalized terms used herein without definition are defined pursuant to Section 1 below) and the other Lenders;

W I T N E S S E T H:

WHEREAS, Southeastern Container, Inc., a North Carolina corporation (“Southeastern”) has entered into a Loan Agreement, dated as of August 30, 1990, with TCB (the “Initial Loan Agreement”), providing for certain loans from TCB to Southeastern;

WHEREAS, Southeastern has also entered into a Note Purchase Agreement, dated as of August 30, 1990, with Purchaser (the “Note Agreement”) pursuant to which Southeastern issued and sold to Purchaser $25,000,000 in aggregate principal amount of Southeastern’s 10.15% Senior Secured Notes due August 1, 2000 (together with all Notes issued in substitution or exchange therefor in accordance with the terms of the Note Agreement, the “Notes”), the entire principal amount of which remains outstanding on the date hereof;

WHEREAS, Southeastern anticipated that it may become necessary in the future to amend the Initial Loan Agreement or the Note Agreement or from time to time to enter into other loan agreements (together with the Initial Loan Agreement and the Note Agreement and solely to the extent that Lenders have consented to such loan agreements in writing in accordance with the terms of Section 15 of the Guaranty (as defined below), the “Loan Agreements”) relating to extensions of credit being made in connection with a variety of transactions, including without limitation, revolving credits, committed or uncommitted lines of credit, term loans, letter of credit facilities, swap agreements, receivables purchase agreements, note purchase agreements, bond indentures and repurchase agreements;

WHEREAS, certain of the stockholders and participating patrons of Southeastern agreed to guarantee a portion of the obligations of Southeastern pursuant to the Loan Agreements up to a stated principal amount pursuant to the terms of that certain Amended and Restated Guaranty Agreement dated as of January 31, 1993 made by each of the parties listed on the signature pages thereto (collectively, the “Guarantors”) for the benefit of the Lenders (the “Guaranty”);

WHEREAS, it is a condition to its status as a stockholder and/or participating patron of Southeastern that the Additional Guarantor becomes a party to the Amended and Restated Guaranty;

WHEREAS, Additional Guarantor benefits from the extensions of credit made by the Lenders to Southeastern and wishes to execute and deliver to the Lenders this Supplement to Guaranty Agreement;

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the loans to Southeastern pursuant to the Loan Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Guarantor hereby agrees as follows:

I.         Defined Terms. Capitalized terms not otherwise defined herein which are used in the Guaranty are used herein with the meanings specified for such terms in the Guaranty.

II.        Additional Guarantor. The Additional Guarantor agrees that it shall be and become a Guarantor for all purposes of the Guaranty and shall be fully liable thereunder to the Lenders and other Guaranteed Parties to the same extent and with the same effect as though the Additional Guarantor had been one of the Guarantors originally executing and delivering the Guaranty subject to the limitations set forth in Section 2 of the Guaranty. All references in the Guaranty to “Guarantors” or any “Guarantor” shall be deemed to include and to refer to the Additional Guarantor.

III.      Individual Base Amount. In the event that the Additional Guarantor executing this Supplemental Guaranty is already a party to the Guaranty, such Additional Guarantor is executing this Supplemental Guaranty to evidence the increase of its Individual Base Amount to the Individual Base Amount set forth on the signature page hereof.

IV.      Governing Law; Submission to Jurisdiction; Waiver of Jurv Trial.

A.        THIS SUPPLEMENT TO GUARANTY SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE GOVERNING THE RELEVANT LOAN AGREEMENT GUARANTEED HEREBY (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

B.        AS PART OF THE CONSIDERATION FOR THE FINANCIAL ACCOMMODATIONS EXTENDED TO SOUTHEASTERN BY THE LENDERS, THE ADDITIONAL GUARANTOR CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATES OF GEORGIA OR NEW YORK, OR ANY OTHER STATE THE LAWS OF WHICH GOVERN THIS AGREEMENT IN ACCORDANCE WITH SECTION 19 HEREOF, WAIVES TRIAL BY JURY, TO THE EXTENT PERMITTED BY LAW, AND FURTHER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER OR UNDER THE GUARANTY, AND FURTHER AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

IN WITNESS WHEREOF, the Additional Guarantor has caused this Supplement to Guaranty to be duly executed and delivered under seal by its duly authorized officers as of the date first above written.

Address for Notices:	ADDITIONAL GUARANTOR:

By:

Attn:		Title:

INDIVIDUAL BASE
AMOUNT:	Attest:

Title:

[CORPORATE SEAL]

ACKNOWLEDGMENT AND CONSENT

TRUST COMPANY BANK, a Georgia banking corporation (“TCB”) and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“Teachers”) hereby agree as follows in connection with that certain Amended and Restated Guaranty dated as of even date herewith, attached hereto and incorporated by this reference (the “Guaranty”; all terms used herein without definition shall have the meanings set forth in the Guaranty):

(1)       TCB hereby represents and warrants to Teachers that the Initial Loan Agreement is in full force and effect as of the date hereof and has not been amended, modified or supplemented in any material respect. As of the date hereof, TCB is the sole lender pursuant to the Initial Loan Agreement and the Initial Loan Agreement provides for a revolving credit commitment in favor of Southeastern in an aggregate principal amount not to exceed $15,000,000, although Teachers acknowledges and agrees that TCB and Southeastern are in the process of amending and restating the Initial Loan Agreement to provide for revolving credit commitments and a working capital commitment to Southeastern in the aggregate principal amount of $30,000,000, which Teachers will be requested to consent to pursuant to the terms of the Guaranty.

(2)       Teachers hereby represents and warrants to TCB that the Note Agreement is in full force and effect as of the date hereof and has not been amended, modified or supplemented in any material respect. As of the date hereof, Teachers is the sole noteholder pursuant to the Note Agreement and the principal amount outstanding pursuant to the Note Agreement is equal to $25,000,000.

(3)       Based upon the foregoing, each of TCB and Teachers acknowledges and agrees that the Initial Loan Agreement and the Note Purchase Agreement shall each constitute a “Loan Agreement” pursuant to the terms of the Guaranty and each of TCB and Teachers shall constitute a “Lender” pursuant to the term of the guaranty entitled to the benefits thereof.

(4)       As of the date hereof, each of TCB and Teachers acknowledges and agrees that the Initial Guaranties are superseded and replaced by the Guaranty.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Consent to be duly executed as of this 15th day of July, 1993.

TRUST COMPANY BANK
By:	/s/ Illegible

Title: AVP

By:	/s/ Illegible

Title: VP

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By:	/s/ Illegible

Title: Illegible